UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

IMAC Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3401 Mallory Lane, Suite 100, Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BACK	NASDAQ Capital Market
Warrants to Purchase Common Stock	IMACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

IMAC Holdings, Inc. (the “Company”)

September 6, 2023

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 21, 2022, the Company received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Specifically, Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. The Company was provided 180 calendar days, or until March 20, 2023, to regain compliance with the Minimum Bid Price Requirement.

The Company did not regain compliance with the Minimum Bid Price Requirement by March 20, 2023; however, on March 23, 2023, the Company received a letter from Nasdaq granting the Company’s request for a 180-day extension to regain compliance with the Minimum Bid Price Requirement (the “Extension Notice”). If at any time prior to September 18, 2023, the closing bid price of the Company’s common stock is at or above $1.00 for a minimum of 10 consecutive business days, Nasdaq will notify the Company that it is in compliance with the Minimum Bid Price Requirement and the matter will be closed.

On September 6, 2023, the Company received a written notice from Nasdaq’s Listing Qualifications Department (the “September 2023 Notice”) notifying that, because the bid price for the Company’s voting common stock, par value $0.001 per share (the “Common Stock”) and warrants (the “Warrants”), had closed at $0.10 or less for the preceding ten consecutive trading days, in contravention of Nasdaq Listing Rule 5810(c)(3)(A)(iii), the Company’s securities were subject to delisting unless the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”) no later than September 13, 2023 to appeal Nasdaq’s decision.

The Company intends to timely request a hearing before the Panel to appeal Nasdaq’s delisting determination. Such request will stay any further delisting action by Nasdaq pending the Panel’s decision. There are no assurances that a stay will be granted or that a favorable decision will be obtained.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Listing Rule 5810(b).

The September 2023 Notice has no immediate effect on the listing or trading of the Company’s Common Stock and Warrants, which will continue to trade on The Nasdaq Capital Market under the symbol “BACK” and “IMACW,” respectively.

Item 5.03	Amendments to Articles Of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2023, pursuant to the approval provided by the stockholders of the Company at the Company’s 2023 annual meeting of stockholders held on July 5, 2023 (the “Meeting”), the Company’s Board of Directors approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to effectuate a reverse stock split of the Company’s Common Stock, affecting the issued and outstanding number of such shares by a ratio of one-for-thirty (the “Reverse Stock Split”).

The Company filed the Amendment to its Certificate of Incorporation with the State of Delaware effectuating the Reverse Stock Split on September 6, 2023. The Reverse Stock Split became effective in the State of Delaware at 11:59 P.M. ET on Thursday, September 7, 2023.

Beginning with the opening of trading on September 8, 2023, the Common Stock traded on The Nasdaq Capital Market on a split-adjusted basis under a new CUSIP number 44967K302. As a result of the Reverse Stock Split, each thirty (30) shares of Common Stock issued and outstanding prior to the Reverse Stock Split will be converted into one (1) share of Common Stock, with no change in authorized shares or par value per share, and the number of shares of Common Stock outstanding will be reduced from 33,017,757 shares to approximately 1.1 million shares. The number of shares of Common Stock outstanding reported in the Company’s latest Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2023 inadvertently reported a greater number of shares. No fractional shares will be issued as a result of the Reverse Stock Split. Fractional shares that would have resulted from the Reverse Stock Split will be rounded up to the next whole number. All options, warrants, and any other similar instruments, convertible into, or exchangeable or exercisable for, shares of Common Stock will be proportionally adjusted.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 7, 2023, the Company issued a press release announcing the one-for-thirty Reverse Stock Split, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on September 6, 2023.
99.1	Press Release dated September 7, 2023.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2023	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
	Name:	Jeffrey S. Ervin
	Title:	Chief Executive Officer